Exhibit 99.1
1 © 2023, Iovance Biotherapeutics, Inc. © 2023, Iovance Biotherapeutics, Inc. Corporate OverviewJanuary 20231

# Forward-Looking Statements

Certain matters discussed in this press release are "forward-looking statements" of Iovance Biotherapeutics, Inc. (hereinafter referred to as the "Company," "we," "us," or "our") within the meaning of the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). All such written or oral statements made in this press release, other than statements of historical fact, are forward-looking statements and are intended to be covered by the safe harbor for forward-looking statements provided by the PSLRA. Without limiting the foregoing, we may, in some cases, use terms such as "predicts," "believes," "potential," "continue," "estimates," "anticipates," "expects," "plans," "intends," "forecast," "guidance," "outlook," "may," "could," "might," "will," "should" or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management's experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this press release are made as of the date of this press release, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled "Risk Factors" in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the effects of the COVID-19 pandemic; risks related to the timing of and our ability to successfully develop, submit, obtain and maintain U.S. Food and Drug Administration ("FDA") or other regulatory authority approval of, or other action with respect to, our product candidates, and our ability to successfully commercialize any product candidates for which we obtain FDA approval; whether clinical trial results from our pivotal studies and cohorts may support registration and approval by the FDA; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in other prior trials or cohorts; the risk that enrollment may need to be adjusted for our trials and cohorts within those trials based on FDA and other regulatory agency input; the changing landscape of care for cervical cancer patients may impact our clinical trials in this indication; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from the FDA or other regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with the FDA may differ from the interpretation of such results or communications by the FDA (including from the recent pre-BLA meeting with the FDA); the risk that the rolling BLA submission for lifileucel in metastatic melanoma may take longer than expected; the acceptance by the market of our product candidates and their potential reimbursement by payors, if approved; our ability or inability to manufacture our therapies using third party manufacturers or our own facility may adversely affect our potential commercial launch; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in our sponsored trials; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; and other factors, including general economic conditions and regulatory developments, not within our control.

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 2

# Global Leadership in Innovating, Developing and Delivering TIL Therapy for Patients with Cancer

## Platform

**500+**
Patients Treated with Iovance TIL

**90%+**
Manufacturing Success Rate

**22-day**
Proprietary Manufacturing Process

## Pipeline

**1** Rolling BLA Submission in Progress

**6** Active Clinical Trials

**5** Tumor Types in Clinic

**3** Fast Track **1** BTD **1** RMAT
Designations

## People & Assets

**~$367M***
Cash as of 9/30/22

**60+**
US and International Patents

**500+**
Employees

## Partners & Collaborators

NIH National Cancer Institute

The University of Texas MD Anderson Cancer Center

Moffitt Cancer Center

Yale Cancer Center

Cellectis Editing Life

Abbreviations: BLA=Biologics License Application; BTD=Breakthrough Therapy Designation; RMAT=Regenerative Medicine Advanced Therapy Designation
*Anticipated cash runway, inclusive of proceeds from equity sold through at-the-market (ATM) facility in 4Q22, is sufficient well into 2024

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 3

# 2022 Accomplishments

| | |
|---|---|
| **REGULATORY** | ☑ BLA: Commenced rolling BLA submission in August 2022 |
| **PIPELINE** | ☑ Advanced melanoma (post-anti-PD-1): Cohort 4 data at SITC 2022 and in JITC |
| | ☑ Frontline advanced melanoma: began Phase 3 trial |
| | ☑ NSCLC: enrolled additional patients in IOV-LUN-202 and IOV-COM-202 trials |
| | ☑ Cervical: expanded Cohort 2 to support regulatory submissions |
| | ☑ TIL combinations: continued ongoing solid tumor cohorts of TIL + pembrolizumab |
| | ☑ Genetically-modified TIL: initiated IOV-GM1-201 first-in-human trial of IOV-4001 |
| | ☑ Research: advanced new products toward clinic |
| **MANUFACTURING** | ☑ Executed GMP commercial readiness activities, scaled up production at *i*CTC |
| **COMMERCIAL** | ☑ Executed ATC onboarding activities and payer engagement |

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 4

# Iovance Solid Tumor Pipeline Highlights

| | PRODUCT CANDIDATE | INDICATION(S) | PHASE 1 | PHASE 2 | PIVOTAL |
|---|---|---|---|---|---|
| **Advanced Melanoma (Metastatic or Unresectable)** | Lifileucel + pembro | Frontline | TILVANCE-301 Phase 3 | | Confirmatory, FTD |
| | TIL (Lifileucel/LN-144) | Post-anti-PD-1 | C-144-01, Cohorts 2 & 4 | | Rolling BLA In Progress, RMAT |
| | Lifileucel + pembro | Anti-PD-1 naïve | IOV-COM-202, Cohort 1A | | |
| *Next Generation* | PD-1 Inactivated TIL (IOV-4001) | Post-anti-PD-1 | IOV-GM1-201, Cohort 1 | | |
| **Metastatic NSCLC** | LN-145 | 2L post-chemo & post-anti-PD-1 | IOV-LUN-202, Cohorts 1 & 2 | | |
| | LN-145 + pembro | Anti-PD-1 naïve | IOV-COM-202, Cohort 3A | | |
| | LN-145 | 2-4L incl. post-anti-PD-1 | IOV-COM-202, Cohort 3B* | | |
| | LN-145 + ipi/nivo | Post-anti-PD-1 | IOV-COM-202, Cohort 3C | | |
| *Next Generation* | LN-145 Gen 3 + core biopsy | 2L post-chemo & post-anti-PD-1 | IOV-LUN-202 Cohort 3 | | |
| | PD-1 Inactivated TIL (IOV-4001) | 2-4L incl. post-anti-PD-1 | IOV-GM1-201, Cohort 2 | | |
| **Cervical** | Lifileucel | Post-chemo & post-anti-PD-1 | C-145-04, Cohort 2 | | BTD, ODD |
| | LN-145 + pembro | 1L – chemo and anti-PD-1 naïve | C-145-04, Cohort 3* | | |

*Enrollment complete

Abbreviations: 1L=first line; 2L=second line; 4L=fourth line; BTD=breakthrough therapy designation; FTD=fast track designation; ipi/nivo=ipilimumab/nivolumab; NSCLC=non-small cell lung cancer; ODD=orphan drug designation; PD-1=programmed cell death protein-1; RMAT=Regenerative Medicines Advanced Therapy; TIL=tumor infiltrating lymphocytes

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 5

# Significant Market Potential in Solid Tumors

**90%**

of all cancer cases are solid tumors[1]

**1.7M**

New cases of solid tumors in the U.S.[1]

Move into earlier line of therapy →

Expand into other indications ↓

| | Deaths[1] | New Cases[1] |
|---|---|---|
| **Melanoma** | 7,650 | 99,780 |
| **Cervical** | 4,280 | 14,100 |
| **Lung & Bronchus** | 130,180 | 236,740 |
| **Oral Cavity, Pharynx & Larynx** | 15,050 | 66,470 |
| Breast | 43,780 | 290,560 |
| Pancreatic | 49,830 | 62,210 |
| Brain & Other Nervous System | 18,280 | 25,050 |
| | **Potential to address unmet need in late lines of treatment** | **Potential market for early lines in combo with standard of care** |

1. https://seer.cancer.gov accessed May 2022

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 6

7 © 2023, Iovance Biotherapeutics, Inc. Tumor Infiltrating Lymphocytes (TIL): Leading Platform for Treatment of Solid TumorsTIL –Unique Mechanism of Action•Individualized•Patient’s own immune system amplified and rejuvenated•One-time therapy Remove Tumor Sample Expand & Rejuvenate Patient-specific T Cells1Lymphodepletion& Infusion1. Simpson-Abelson et al., ESMO 2020

# TIL Mechanism of Action



TIL
Tumor
Circulation
Migration
Peptide Antigen Recognition
Lysis (Tumor Killing)
TIL
Peripheral blood
Tumor bed
TIL
Blood vessel
TIL
Tumor cell
TIL
Lysing tumor cell
Chemokine receptor
Chemokine
T-cell receptor
Tumor neoantigen peptides
MHC-I/II
TIL
Granzyme
IFNγ
Lysing tumor cell
Perforin

**Iovance TIL therapy deploys billions of individualized patient-specific polyclonal TIL cells to recognize and target a multitude of non-overlapping neoantigens in patients with solid tumors**

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 8

9 © 2023, Iovance Biotherapeutics, Inc. Iovance Streamlined 22-Day GMP Manufacturing Process 1 2Patient IntakeTumor SampleProcurement 3 4NMA-LDTIL 5 6IL-2Recovery/Discharge 4 2 Gen 2 Process: 22 Days 9 © 2023, Iovance Biotherapeutics, Inc.

# Iovance Cell Therapy Center: *i*CTC

Built-to-suit custom facility in Navy Yard Philadelphia

136,000 ft$^2$, $85M investment

LEED gold certification for core and shell building

Honorable Mention Winner: 2022 ISPE Facility of the Year Awards

Clinical supply initiated 3Q21

Commercial manufacturing expected with BLA approval

Control to optimize capacity, quality & COGS

## Leading Cell Therapy Manufacturing Facility







IOVANCE BIOTHERAPEUTICS
CELL THERAPY CENTER

FOYA 2022
ISPE Facility of the Year Awards
CATEGORY WINNER
Honorable Mention

IOVANCE 10

© 2023, Iovance Biotherapeutics, Inc.

# Iovance Cell Therapy Center (*i*CTC): Building Annual Capacity for Thousands of Cancer Patients

**Phase 1 *i*CTC Today**

**100s**
of patients/year

**BLA Prep**
in core suites for commercial

**4**
separate flex suites for clinical

**Phase 2 *i*CTC Ongoing Staffing**

**2,000+**
patients/year

**12**
core suites for commercial

**4**
separate flex suites for clinical

**Phase 3 *i*CTC Expansion[1]**

**5,000+**
patients/year

**24**
core suites for commercial

**4**
separate flex suites for clinical

**Phase 4 *i*CTC+ Additional Site(s)**

**10,000+**
patients/year

***i*CTC**

**Adjacent and new sites[2]**

**Automation**

1. Expansion within existing shell
2. Option to build on adjacent parcel

IOVANCE 11
© 2023, Iovance Biotherapeutics, Inc.

12© 2023, Iovance Biotherapeutics, Inc. 12 Iovance TIL Therapy in Advanced Melanoma

# Unmet Medical Need for Metastatic Melanoma Therapy

## No FDA Approved Treatment Options After Progression on ICI (Anti-PD-1) Therapy and BRAF/MEK inhibitors

**325k** Annual new cases worldwide[1]

**57k** Annual deaths worldwide[1]

**100k** Annual new cases in U.S.[2]

**7.7k** Annual deaths in U.S.[2]

### Melanoma Drug-Treated Population in 2021[3]
### Unresectable / Metastatic (US and EU5)


9.9K
8.9K
6.3K
5.2K
4.8K
3.5K
1L
2L
3L-4L
US
EU5

### Available Care:

**1L**
Anti-PD-1 Immunotherapy
**21%-33% ORR[4]**

BRAF/MEK inhibitors if BRAF mutation +

**2L+**
Chemotherapy
**ORR 4-10%[5]**
**mOS ~7-8 months[6]**

1. Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries, CA Cancer J Clin., May 2021
2. https://seer.cancer.gov accessed May 2022
3. Clarivate DRG Disease Landscape (2021)
4. Keytruda USPI accessed Mar 2022
5. Keytruda USPI accessed Mar 2022 (4%) and Weber et al., Lancet Oncol 2015 (ICC 10%)
6. Kirchburger et al., Eur J Cancer 2016 and Goldinger et al., J Clin Oncol 2018

Abbreviations: EU5=France, Germany, Italy, Spain and United Kingdom; 1L=first line therapy, 2L=second line therapy, 3L=third line therapy, 4L=fourth line therapy; ICI=immune checkpoint inhibitor; ORR=objective response rate; mOS=median overall survival; PD-1=programmed cell death protein-1

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 13

# Estimated total incidence and incidence of unresectable or metastatic melanoma by initial disease stage (US)



~100K
~15K
Initial disease stage
Stage I
Stage II
Stage III - resectable
Stage III - unresectable
Stage IV
73%
14%
4%
4%
5%
21%
16%
5%
24%
34%
Est. US Incidence of Melanoma (All Stage - 2021)[1]
Est. US Incidence of Unresectable or Metastatic Melanoma (2021)[2]

1. Estimate of US incidence from Epiphany Health with stage III resectability status informed by market research
2. Estimate of US incidence of unresectable or metastatic melanoma based on secondary and primary market research

© 2023, Iovance Biotherapeutics, Inc.

14

# C-144-01 Phase 2 Study Design

**_Identical Eligibility and Treatment for Cohorts 2 and 4_**

Phase 2, multicenter study to assess the efficacy and safety of autologous TIL (lifileucel) for treatment of patients with metastatic melanoma (NCT02360579)

**Patient Population**

**Unresectable or metastatic melanoma treated with ≥1 prior systemic therapy including a PD-1–blocking antibody and, if BRAF V600 mutation positive, a BRAF inhibitor ± MEK inhibitor**

**Cohort 1:** Non-cryopreserved TIL product (Gen 1)
N=30
*Closed to enrollment*

**Cohort 2:** Cryopreserved lifileucel (Gen 2)
N=66
*Enrollment: Apr 2017 to Jan 2019*

**Cohort 4:** Pivotal Cryopreserved lifileucel (Gen 2)
N=75
*Enrollment: Feb 2019 to Dec 2019*

**Cohort 3:** TIL re-treatment
N=~10

## Key Endpoints

- Primary: ORR (IRC-assessed using RECIST v1.1)
- Secondary: DOR, PFS, OS, TEAE incidence and severity

## Key Eligibility Criteria

- Tumor lesion/s for TIL generation and response assessment
- No limit on number of prior therapies or markers of tumor burden (including size or LDH)

## Treatment Regimen (Cohorts 2 and 4)

- 22-day Gen 2 manufacturing process
- All patients received NMA-LD, a single lifileucel infusion, and up to 6 doses of high-dose IL-2

**Data cutoff date:** July 15, 2022

Abbreviations: DOR=duration of response; ECOG=Eastern Cooperative Oncology Group; IL-2=interleukin 2; IRC=Independent Review Committee; NMA-LD=nonmyeloablative lymphodepletion; ORR=objective response rate; OS=overall survival; PD-1=programmed cell death protein 1; RECIST=Response evaluation Criteria in Solid Tumors; TEAE=treatment-emergent adverse events; TIL=tumor-infiltrating lymphocytes

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 15

16 © 2023, Iovance Biotherapeutics, Inc. 64.4%Cohort 4 (n=87)Disease burden (>3 lesions)40.9%Cohort 2 (n=66)Highlighted Prior Therapy and Baseline Disease Characteristics* *Refer to SITC 2022 presentation for full baseline characteristics1. All patients received prior anti-PD1 therapyAbbreviations: CTLA-4=cytotoxic T-lymphocyte antigen 4; ICI=immune checkpoint inhibitor; LDH=lactate dehydrogenase; PD-1=programmed cell death protein 1; ULN=upper limit of normal83.9%Cohort 4 (n=87)65.2%Cohort 2 (n=66)Elevated LDH (>ULN), a negative prognostic factor •Median of 3 lines of therapy (range, 1-9)1•Median of 2lines (range, 1-7) of ICI‐containing therapy•113 (73.9%)retreated with ICI-containing therapy•125 (81.7%) received anti–CTLA-4•82 (53.6%) received anti–PD-1 + anti–CTLA-4 combinationCohorts 2 and 4 Heavily Pre-Treated and Mostly Similar; Cohort 4 had Higher Disease Burden and LDH ElevationBaseline Disease CharacteristicsPrior Therapy Experience (Cohorts 2+4)SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRCUSING RECIST 1.1

SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

# Safety

## Transient and Manageable Nature of AEs Support the Potential Benefit of One-Time Treatment with Lifileucel


Number of AEs
600
550
500
450
400
350
300
250
200
150
100
50
0
Grade
1
2
3
4
5
D0
D14
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10
M11
M12
Time Since Lifileucel Infusion

### Non-Hematologic TEAEs in ≥30% of Patients*†

| Preferred Term, n (%) | Any Grade | Grade 3/4 |
|---|---|---|
| Chills | 117 (75.0) | 8 (5.1) |
| Pyrexia | 81 (51.9) | 17 (10.9) |
| Febrile neutropenia | 65 (41.7) | 65 (41.7) |
| Hypophosphatemia | 58 (37.2) | 41 (26.3) |
| Hypotension | 52 (33.3) | 17 (10.9) |
| Fatigue | 51 (32.7) | 6 (3.8) |
| Diarrhea | 48 (30.8) | 2 (1.3) |

### Grade 3/4 Hematologic Lab Abnormalities*

| Preferred Term, n (%) | Grade 3/4 |
|---|---|
| Leukopenia | 156 (100.0) |
| Lymphopenia | 156 (100.0) |
| Neutropenia | 156 (100.0) |
| Thrombocytopenia | 147 (94.2) |
| Anemia | 111 (71.2) |

- Median of 6 IL-2 doses administered
- All patients experienced ≥1 TEAE (any grade); 94.9% experienced ≥1 Grade 3/4 TEAE
- TEAEs were consistent with known safety profiles of NMA-LD and IL-2 and in line with previous reports
- **Incidence of TEAEs decreased rapidly** within the first 2 weeks after lifileucel infusion

*Per CTCAE v4.03; Safety Analysis Set (N=156).
†Grade 5 TEAEs included pneumonia (n=1), acute respiratory failure (n=1), arrhythmia (n=1), and intra-abdominal hemorrhage (n=1).
All occurrences of AEs were counted if a patient experienced a new onset of the same AE at different timepoints. If multiple records were reported on the electronic case report form because of toxicity grade decrease of the same AE that had not resolved, then the event was counted once with the highest grade reported. 15 events were reported after Month 12 (Grade 1, n=7; Grade 2, n=6; Grade 3, n=1; Grade 5, n=1).
AE=adverse event; D=day; IL-2=interleukin 2; M, month; NMA-LD=nonmyeloablative lymphodepletion; TEAE=treatment-emergent adverse event

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE

17

SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

# Objective Response Rate (ORR) of 31.4% by IRC

## 91% Concordance Rate between IRC- and Investigator-assessed ORR

| | Cohort 2 (n=66) | Cohort 4 (n=87) | Cohort 2+4 (N=153) |
|---|---|---|---|
| **ORR, n (%)** | **23 (34.8)** | **25 (28.7)** | **48 (31.4)** |
| (95% CI) | (23.5, 47.6) | (19.5, 39.4) | (24.1, 39.4) |
| **Best overall response, n (%)** | | | |
| CR | 5 (7.6) | 4 (4.6) | 9 (5.9) |
| PR | 18 (27.3) | 21 (24.1) | 39 (25.5) |
| SD | 24 (36.4) | 47 (54.0) | 71 (46.4) |
| Non-CR/Non-PD* | 1 (1.5) | 0 | 1 (0.7) |
| PD | 15 (22.7) | 12 (13.8) | 27 (17.6) |
| Nonevaluable† | 3 (4.5) | 3 (3.4) | 6 (3.9) |

- 33 days median time from resection to lifileucel infusion
- Lifileucel manufactured within specification in 94.7% of patients
- Median number of TIL cells infused was $21.1 \times 10^9$ (range, $1.2 \times 10^9$ to $99.5 \times 10^9$)

*Patient did not have acceptable target lesions and had best overall response of non-CR/non-PD per IRC assessment.
†Six patients were nonevaluable for response (5 due to early death; 1 due to new anticancer therapy).
CR,=complete response; IRC=independent review committee; ORR=objective response rate; PD=progressive disease; PR=partial response; SD=stable disease

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE

18

SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

# Tumor Burden Reduction and Best Response to Lifileucel

## Reduction of Tumor Burden in 79.3% (111/140) of Patients

**Best Percentage Change From Baseline in Target Lesion SOD (Cohort 2+4)**


N=29
N=111
PD
SD
PR
CR
% Change from Baseline
Patient
70
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100

13 patients in the full analysis set are not included (9 had no post lifileucel target lesion SOD measurements, and 4 had no acceptable target lesions by IRC).
*-100% change from baseline is presented for CR assessment that includes lymph node lesions.
CR=complete response; PD=progressive disease; PR=partial response; SD=stable disease; SOD=sum of diameters

© 2023, Iovance Biotherapeutics, Inc.

19

SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

# Time to Response, Duration of Response, and Time on Efficacy Assessment for Confirmed Responders (PR or Better)

- **Median time from lifileucel infusion to best response was 1.5 months**
- **Responses deepened over time**
  - 7 patients (14.6%) initially assessed as PR were later confirmed CR
  - 4 patients (8.3%) converted to CR >1 year post-lifileucel infusion; 2 (4.2%) of 4 patients converted after 2 years
  - 10 patients (20.8%) improved from best response of SD to PR
- **35.4% of responses ongoing as of data cutoff**


Patient
C2-43
C2-27
C2-12
C2-37
C2-39
C2-26
C2-24
C2-34
C2-30
C2-58
C4-07
C4-15
C4-22
C4-46
C4-49
C4-58
C2-62
C4-77
C4-84
C4-86
C2-42
C2-25
C2-57
C2-35
C4-82
C4-39
C4-64
C4-83
C2-40
C4-12
C4-19
C4-63
C4-10
C4-23
C4-60
C2-61
C4-57
C4-32
C2-41
C4-59
C4-02
C2-32
C2-59
C4-69
C4-53
C2-60
C2-50
C2-28
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58
Time (Months) Since Lifileucel Infusion
CR Start
PR Start
Ongoing on Study
PD
Death

Abbreviations: CR=complete response; PD=progressive disease; PR=partial response; SD=stable disease

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE 20

SITC 2022 C-144-01 COHORTS 2 + 4 POOLED ANALYSIS ASSESSED BY IRC USING RECIST 1.1

# Duration of Response*

## Median DOR Not Reached at Median Study Follow Up of 36.5 Months


41.7% of responses continued for ≥24 months
DOR (%)
100
90
80
70
60
50
40
30
20
10
0
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57
Time (Months)

Patients at Risk:

| | | | | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Cohort 2+4 | 48 | 38 | 30 | 27 | 26 | 24 | 22 | 21 | 20 | 17 | 13 | 11 | 10 | 10 | 9 | 3 | 2 | 1 | 1 | 0 |

| | Cohort 2 (n=23) | Cohort 4 (n=25) | Cohort 2+4 (N=48) |
|---|---|---|---|
| Median follow-up, months | 45.1 | 33.0 | 36.5 |
| 95% CI | (44.2, 51.4) | (30.4, 35.2) | (34.7, 44.2) |
| Median DOR†, months | NR | 10.4 | NR |
| 95% CI | (NR, NR) | (4.1, NR) | (8.3, NR) |
| Min, max (months) | 1.4+, 54.1+ | 1.4+, 34.3+ | 1.4+, 54.1+ |
| **DOR ≥12 months, n (%)** | **15 (65.2)** | **11 (44.0)** | **26 (54.2)** |
| **DOR ≥24 months, n (%)** | **11 (47.8)** | **9 (36.0)** | **20 (41.7)** |

*Patients not experiencing PD or who did not die prior to the time of data cut had their event times censored at the last adequate tumor assessment. For patients who received new anticancer therapies, DOR was censored at the date of last tumor response assessment prior to the start of new anticancer therapies. For patients with PD or death immediately after ≥2 consecutive missing tumor assessment visits, DOR was censored at the last adequate tumor assessment prior to the missing tumor assessments.
†Based on Kaplan-Meier estimate.
Shaded area indicates 95% CI
DOR=duration of response; NR=not reached; PD=progressive disease

© 2023, Iovance Biotherapeutics, Inc.

IOVANCE

21

22 © 2023, Iovance Biotherapeutics, Inc. Lifileucel in combination with anti-PD-1/PD-L1 therapy in ICI-naïve patients (IOV-COM-202 Cohort 1A, N=12)1Iovance TIL Clinical Highlights in Combination with Pembrolizumab in Metastatic Melanoma•8 / 12 patients had a confirmed objective response per RECIST 1.1 (3 CRs & 5 PRs)•6 / 8 responders had ongoing response at the time of the last data cut•5 responders had a duration of response >1 year•FDA Fast Track Designation66.7%ORR IOV-COM-202 COHORT 1A MELANOMA COMBINATION (TIL+PEMBROLIZUMAB) 1.As assessed by investigator using RECIST 1.1 (January 20, 2022data cutoff). 2.Each bar is presented for each patient starting from date of TIL infusion up to date of new anti-cancer therapy, end of assessment, death, or data cutoff date, whichever occurs earlier. Abbreviations: CR=complete response; ICI=immune checkpoint inhibitor; ORR=objective response rate; PR=partial response; SD=stable disease; pembro=pembrolizumab; RECIST=Response Evaluation Criteria in Solid TumorsPatient IDTime (months) since TIL Infusion 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 Pembro Infusion Progression Ongoing on Study PR Start CR Start Time (months) since TIL Infusion 1A-031A-011A-051A-061A-071A-041A-111A-12 Patient ID Time to Response for Responders2Patient ID -30 1A091A021A081A011A111A121A041A051A031A061A07 -100 -80 -60 -40 -20 0 20 N=0N=11Cohort 1A % Change from Baseline SD PRCR 1A-09 1A-02 1A-08 1A-01 1A-11 1A-12 1A-04 1A-05 1A-03 1A-06 1A-07 Patient ID Best Overall Response for Evaluable Patients

23© 2023, Iovance Biotherapeutics, Inc. 23 LaunchPreparation

24 © 2023, Iovance Biotherapeutics, Inc. •Core suites: TIL commercial manufacturing•Flexible suites: clinical supply, pipeline expansion and advanced manufacturing, including IOV-4001 and Gen 3•Integrated quality control, supply chain and IT systems•100+ employees with additional staffing into launch and beyond•iCTCsupplemented with external CDMO manufacturing capacityiCTC Designed for High-Volume TIL Manufacturing and Flexibility

# Targeting Potential Authorized Treatment Centers (ATCs)


Potential ATC
Iovance Clinical Trial Site[1]

## Targeting Considerations

- Patient volume
- NCCN status, KOLs
- Existing cell therapy / BMT
- Inpatient capacity
- Iovance clinical trial(s)

## Drive Demand

- Top account prioritization
- Community referrals

1. ClinicalTrials.gov
Abbreviations: NCCN=National Comprehensive Cancer Network; KOL=Key Opinion Leaders; BMT=Bone Marrow Transplant

© 2023, Iovance Biotherapeutics, Inc.

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# Supporting Providers & Patients: IovanceCares™



Dedicated
Case Managers
IOVANCE Cares
Order Submission &
Tumor Procurement
Order Management
& COI / COC
Manufacturing
IOVANCE Cares
Quality
System
TIL Patient
IOVANCE Cares
Reimbursement &
Patient Support

## Customer-Centric

- Patient management ecosystem
- Proprietary COI/COC
- Treatment center quality program

## Patient-Centric

- Dedicated case managers
- Reimbursement support
- Patient support

Abbreviations: COI=Chain of Identity; COC=Chain of Custody

© 2023, Iovance Biotherapeutics, Inc.

26

# Enabling Market Access

## High Unmet Need in Metastatic Melanoma and Clinical Value of Lifileucel

**Metastatic Melanoma Payer Mix**
All Treatment Settings and Lines of Therapy[1]


9%
Other
7%
Medicaid
55%
Commercial
29%
Medicare

### Payer Engagement

- Unmet need
- Clinical data
- Educational presentations and tools
- Engagement with commercial and Medicare payers responsible for ~90% of covered lives

### Coding, Coverage and Payment

- ICD-10 PCS codes issued
- Medicare expanded DRG-018 to other immunotherapies, including lifileucel, in IPPS FY 2022 final rule

1. Metastatic Melanoma Insurance Claims Analysis, TIL-eligible patients treated in the ATC setting (1/1/2018–6/30/2021)
Abbreviations: ICD-10 PCS=International Classification of Diseases, 10th Revision, Procedure Coding System; IPPS=In-patient Prospective Payment System

© 2023, Iovance Biotherapeutics, Inc.

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28© 2023, Iovance Biotherapeutics, Inc. 28 TIL Therapy Clinical Program Highlights

# Potential Market for Non-Small Cell Lung Cancer (NSCLC)

## Addressing a Defined Unmet Need in Second Line NSCLC

"The clinical data for LN-145 in heavily treated patients with metastatic non-small cell lung cancer is exciting. It represents the first experience for TIL monotherapy to show clinical benefit in metastatic non-small cell lung cancer."

Adam J. Schoenfeld, MD
Medical Oncologist
Memorial Sloan Kettering Cancer Center

**2.2M** New cases WW each year[1]

**1.8M** Deaths WW each year[1]

**237k** New cases in U.S. each year[2]

**130k** Deaths in U.S. each year[2]

## Available Care:

**Checkpoint Inhibitor + Chemo** as 1st line option

**9-13% ORR** for docetaxel in 2nd line NSCLC following progression on chemo[3]

1. Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries, CA Cancer J Clin., May 2021
2. https://seer.cancer.gov accessed May 2022
3. Brahmer et al., NEJM 2015; Borghaei et al., NEJM 2015; Herbst et al., Lancet 2016; Rittmeyer et al., Lancet 2017

© 2023, Iovance Biotherapeutics, Inc.

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30 © 2023, Iovance Biotherapeutics, Inc. Single-Agent LN-145 Following Progression on Anti-PD-1 Therapy (IOV-COM-202 Cohort 3B, N=28)Iovance IOV-COM-202 Efficacy: NSCLC Cohort 3B (post ICI)Best Overall Response for Evaluable Patients (n=24) 60 ― ― ― ― ― ― ― ― ― •All received prior anti-PD-1 / anti-PD-L1 therapy •24/28 patients (85.7%), including all responders, received ≥2 prior lines of systemic therapyHeavily Pre-Treated Patient PopulationLong Lasting Responseswith Durations of 18 and 37+ (ongoing) Months21%ORR 37+months ongoing CR Pt ID# of Lines of Prior TherapyPD-L1 TPS (%)2*3<117**2702530 26** 340222528390Time to Response for Confirmed Responders (PR or Better; n=6)Time (months) since TIL Infusion % Change from BaselineN=5 -30 Cohort 3B N=19 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 Death Progression Ongoing on Study PR Start CR Start Response in Pt. 2 Remains Ongoing37.3+ months18.2 months IOV-COM-202 COHORT 3B, POST-ANTI-PD-1 NSCLC, NOVEMBER 2022

# IOV-LUN-202

## Phase 2, Multicenter Study of LN-145 in Patients with Metastatic NSCLC (NCT04614103)

**Patient Population**

**Unresectable or metastatic, NSCLC with progression on prior ICI + chemotherapy, N=95**

**Cohort 1: NSCLC**
Patients with < 1% or unknown TPS
LN-145
N=40

**Cohort 2: NSCLC**
Patients with ≥ 1% TPS
LN-145
N= 40

**Cohort 3: Core Biopsy and Gen 3***
LN-145
N=15

**Cohort 4:**
Retreatment

### Endpoints

- Primary: Efficacy defined as ORR by IRC
- Secondary: Safety and efficacy

### Study Updates

- 2Q21: first patients treated
- 40+ sites are active in U.S., Canada, Europe

**IOV-LUN-202 (NCT04614103) is designed to enroll patients with NSCLC with an unmet medical need but with fewer prior lines of therapy to maximize the potential for more sustained responses**

*Cohort 3 patients unable to undergo surgical harvest, TIL grown from core biopsy

Abbreviations: ICI=immune checkpoint inhibitor; IRC=independent review committee; NSCLC=non-small-cell lung cancer; ORR=objective response rate; TPS=tumor proportion score

© 2023, Iovance Biotherapeutics, Inc.

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NEXT GENERATION TIL THERAPY IOV-4001

# Phase 1/2 Open-Label First-in-Human Study: IOV-GM1-201

Genetically Modified, PD-1 Inactivated TIL Therapy IOV-4001 in Previously Treated Metastatic Melanoma and NSCLC (NCT05361174)

**Patient Population**

**Adults with unresectable or metastatic melanoma or advanced NSCLC**

**N=53**

**Cohort 1: Unresectable or metastatic melanoma**
Post-anti-PD-1/L1, post-BRAF/MEK inhibitor in patients with BRAF mutations

**Cohort 2: Stage III or IV NSCLC**
Post -anti-PD-1/L1 or post targeted therapy and either chemotherapy or anti-PD-1/L1

## Endpoints

- Phase 1: Safety
- Phase 2: Objective Response Rate (ORR) per RECIST v1.1 as assessed by the investigator
- Secondary endpoints include complete response (CR) rate, duration of response (DOR), disease control rate (DCR), progression free survival (PFS), overall survival (OS), safety and tolerability, feasibility

## Study Updates

- 1Q22: Investigational New Drug (IND) Allowance
- 3Q22: first patient treated

NSCLC=non-small-cell lung cancer

© 2023, Iovance Biotherapeutics, Inc.

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# Moving TIL Therapy into Relevant Lines of Therapy in NSCLC

COM-202 Cohort 3A (TIL+pembrolizumab) | COM-202 Cohort 3C (TIL+nivolumab/ipilimumab) | GM1-201 Cohort 2 IOV-4001 (PD1-KO TIL) | LUN-202 Cohorts 1-3 (TIL mono) | Current Standard of Care

| Patient Populations | | | 1L Therapy SOC | 1L Therapy IOVA Trial | 2L Therapy SOC | 2L Therapy IOVA Trial | 3L Therapy SOC | 3L Therapy IOVA Trial | 4L Therapy SOC | 4L Therapy IOVA Trial |
|---|---|---|---|---|---|---|---|---|---|---|
| Advanced or metastatic NSCLC, no prior systemic therapy | Driver mutation (-) | PD-L1 ≥50% | Anti-PD-1 Mono *ORR 39-45%*[1] | COM-202 Cohort 3A | Chemo Doublet | COM-202 Cohort 3C | Docetaxel or Docetaxel + Ramucirumab *ORR 9-23%*[2] | LUN-202 Cohorts 1-3 / GM1-201 Cohort 2* | | GM1-201 Cohort 2* |
| | | PD-L1 0-49% | Anti-PD-1 + Chemo *ORR 48-58%*[1] | | Docetaxel or Docetaxel + Ramucirumab *ORR 9-23%*[2] | LUN-202 Cohorts 1-3 / GM1-201 Cohort 2* | | | | |
| | Driver mutation (+) | Other actionable mutations | TKI | | Anti-PD-1 +Chemo *ORR 48-58%*[1] | COM-202 Cohort 3A | Docetaxel or Docetaxel + Ramucirumab *ORR 9-23%*[2] | | | |
| | | EGFR ALK ROS | 1(-3) L TKI | | Chemo *ORR 17-32%*[3] | | | COM-202 Cohort 3A | | |

Abbreviations: L=line; NSCLC=non-small cell lung cancer PD-1=programmed cell death protein-1; TIL=tumor infiltrating lymphocytes; TKI=tyrosine kinase inhibitor

* GM1-201 Cohort 2 population is comparable to completed COM-202 Cohort 3B

1. KEYTRUDA USPI; 2. CYRAMZA USPI; Brahmer et al., NEJM 2015; Borghaei et al., NEJM 2015; Herbst et al., Lancet 2016;Rittmeyer et al., Lancet 2017 3. Park et al., Cancer Res Treat 2015; Yoshida et al., Lung Cancer 2017

© 2023, Iovance Biotherapeutics, Inc.

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# Potential Market for Cervical Cancer

## Addressing a Defined Unmet Need in Cervical Cancer Following Chemo and Anti-PD-1

**604k** New cases WW each year[1]

**342k** Deaths WW each year[1]

**14k** Diagnoses in U.S. each year[2]

**4k** Deaths in U.S. each year[2]

| Available Care | ORR | Median DOR |
|---|---|---|
| **Frontline:** | | |
| Combination chemotherapy + bevacizumab[3] | 48% | Not Reported |
| pembrolizumab + chemo + bevacizumab (PD-L1+ patients)[4] | 68.1% | 18 months |
| **Second Line/Third Line:** | | |
| pembrolizumab post-chemo (PD-L1+ patients)[5] | 14.3% | Not Reached |
| tisotumab vedotin-tftv post-chemo[6] | 24% | 8.3 months |
| Chemotherapy in second line/third line[7,8] | 3.4%–15% | 4.4 months[8] |

1. Global Cancer Statistics 2020: GLOBOCAN Estimates of Incidence and Mortality Worldwide for 36 Cancers in 185 Countries, CA Cancer J Clin., May 2021; 2. https://seer.cancer.gov accessed May 2022; 3. Tewari, et al., NEJM 2014
4. Colombo et al., NEJM 2021; 5. Keytruda USPI; 6. Coleman et al., Lancet Oncol 2021; 7. McLachlan et al., Clin Oncol 2017; 8. Miller et al., Gynecol Oncol 2008

© 2023, Iovance Biotherapeutics, Inc.

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# Pivotal Phase 2 Study of Lifileucel (Formerly LN-145) in Recurrent, Metastatic or Persistent Cervical Carcinoma (NCT03108495)

Regulatory Strategy Focused on Significant Unmet Need in Cervical Cancer Following Chemo and Anti-PD-1 Therapy

| Population | Cohort |
| --- | --- |
| Cervical Cancer progressed on at least 1 prior systemic therapy excluding checkpoint | **Cohort 1** TIL Closed to Enrollment |
| Cervical Cancer progressed on prior therapy including anti-PD-1/PD-L1 | **Cohort 2** Lifileucel |
| Cervical Cancer with no prior systemic therapy | **Cohort 3** Lifileucel + pembro Closed to Enrollment |
| | **Cohort 4** LN-145, previously enrolled pts e.g., Gen 1 TIL |
| | **Cohort 5** LN-145 Retreatment |

## Endpoints (Pivotal Cohort 2)

- Primary: ORR as determined by IRC
- Secondary: safety and efficacy

## Study Updates

- 4Q21: Initial Cohort 3 data at SITC[1]
- 3Q22: regulatory strategy updated with Cohort 2 to be pivotal
- Expanded Cohort 2 to support regulatory submissions

1. O'Malley et al., SITC 2021

© 2023, Iovance Biotherapeutics, Inc.

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36© 2023, Iovance Biotherapeutics, Inc. 36 Next Generation Research Programs

# What's Next

| Genetically modify TIL | Develop more potent TIL | Optimize process | Expand TIL into new regimens |
|---|---|---|---|
| Cellectis gene-editing TALEN® collaboration[1,2]<br><br>PD-1 and other immune checkpoint targets<br><br>Double knockouts<br><br>Cytokine tethered TILs | PD-1+ selected TIL<br><br>CD39/69 double negative TILs[3] | Gen 3 (16-day) process<br><br>Core biopsy | IOV-3001 IL-2 analog licensed from Novartis: IND enabling studies |

1. Ritthipichai et al., ESMO 2020
2. Natarajan, et al., AACR 2022
3. Cubas et al., ESMO IO 2021

© 2023, Iovance Biotherapeutics, Inc.

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38© 2023, Iovance Biotherapeutics, Inc. 38 Corporate Summary & Milestones

39 © 2023, Iovance Biotherapeutics, Inc. September 30, 2022In millions (unaudited)Common sharesoutstanding157.8Preferred shares outstanding2.91Stock options and restricted stock units outstanding17.3Cash, cash equivalents, investments, restricted cash$366.62Anticipated cash runway, inclusive of proceeds from equity sold through at-the-market (ATM) facility in 4Q22, is sufficient well into 20241. Preferred shares are shown on an as-converted basis2. Includes Restricted Cash of $6.4 million as of September 30, 2022Well-Capitalized in Pursuit of TIL Commercialization

# Broad, Iovance-Owned IP Around TIL Therapy

**1 Tumor Sample Procurement**

**TIL from:**
- Tumor
- Marrow infiltrating lymphocytes
- Peripheral blood lymphocytes
- Frozen tumor technologies
- Remnant TIL and digest processes

**3 NMA-LD**

**4 TIL Infusion**

- **Combination of TIL and ICIs including PD-1 antibodies**
- **Patient subpopulations**

**5 IL-2 Infusions**

**IL-2 variants and regimens**

**2**



**4**

TIL products and compositions: Gen 2, Gen 3, use of co-stimulants, selection of TIL, stable and transient genetic modifications, cryopreservation

- ✓ 60+ granted or allowed US and international patents
- ✓ Compositions of matter for TIL products
- ✓ Methods of treatment in a broad range of cancers
- ✓ Manufacturing processes

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© 2023, Iovance Biotherapeutics, Inc.

# Investment Highlights

## Pioneering a Transformational Approach to Cure Cancer



### Large market opportunity & strong unmet need

- Initial focus in post-ICI solid tumors
- Expansion into combinations, earlier lines of therapy, and genetic modification(s)
- Key late-stage trials in melanoma, cervical, and NSCLC
- First-in-human trial of genetically modified TIL (PD-1 inactivated)



### Potential to be first one-time cell therapy approved for solid tumors

- BLA submission on track to complete in 1Q23
- Phase 3 frontline advanced melanoma confirmatory trial (FTD)
- Accelerated path to approval in melanoma (RMAT) and cervical cancer (BTD)
- Defined registration strategy in cervical cancer



### Efficient & scalable proprietary manufacturing

- Iovance Cell Therapy Center (*i*CTC) in-house manufacturing
- Additional capacity with contract manufacturers
- Rapid 22-day Gen 2 manufacturing with 90%+ success rate
- >500 patients treated with Iovance proprietary process



### Infrastructure for commercial success

- Fully integrated
- Experienced cross-functional cell therapy team
- Partnering with leading U.S. Cancer Centers to develop TIL service-line capabilities
- IovanceCares™ proprietary platform

Abbreviations: BLA=Biologics License Application; BTD=breakthrough therapy designation; FTD=fast track designation; ; ICI=immune checkpoint inhibitor; NSCLC=non-small cell lung cancer; PD-1=programmed cell death protein-1; RMAT=Regenerative Medicines Advanced Therapy; TIL=tumor infiltrating lymphocytes

© 2023, Iovance Biotherapeutics, Inc.

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# Anticipated 2023 Milestones

**REGULATORY**

- ☐ BLA: Complete rolling BLA submission in Q1 2023
- ☐ BLA: FDA approval

**PIPELINE**

- ☐ Melanoma: enroll frontline advanced melanoma Phase 3 confirmatory trial
- ☐ NSCLC: report data and continue to enroll IOV-LUN-202, IOV-COM-202, IOV-GM1-201 trials
- ☐ Cervical: enroll additional patients in registrational Cohort 2
- ☐ PD-1 inactivated TIL (IOV-4001): complete Phase 1 safety portion and proceed to Phase 2 portion of IOV-GM1-201 trial
- ☐ Research: advance new products toward clinic, including additional genetically-modified TIL therapies

**MANUFACTURING**

- ☐ Execute GMP commercial readiness activities to support BLA approval and supply lifileucel at launch

**COMMERCIAL**

- ☐ Prepare for and execute commercial launch

© 2023, Iovance Biotherapeutics, Inc.

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43 © 2023, Iovance Biotherapeutics, Inc. © 2023, Iovance Biotherapeutics, Inc. Thank You